                                                                    EXHIBIT 99.2

                  HUDSON RESPIRATORY CARE INC. AND SUBSIDIARIES

                         SIX MONTHS ENDED JUNE 30, 2004

                                TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
FINANCIAL INFORMATION

      Unaudited Condensed Consolidated Financial Statements:

      Unaudited Condensed Consolidated Balance Sheets as of
      June 30, 2004 and December 31, 2003.......................................   1

      Unaudited Condensed Consolidated Statements of Operations
      for the Three and Six Months Ended June 30, 2004 and June 30, 2003........   3

      Unaudited Condensed Consolidated Statements of Cash Flows for
      the Six Months Ended June 30, 2004 and June 30, 2003 .....................   4

      Notes to Unaudited Condensed Consolidated Financial Statements............   6

                 HUDSON RESPIRATORY CARE INC. AND SUBSIDIARIES
              (A MAJORITY-OWNED SUBSIDIARY OF RIVER HOLDING CORP.)

                UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                             (amounts in thousands)

                                                                                             JUNE 30,     DECEMBER 31,
                                                                                              2004           2003
                                                                                           ----------    --------------
CURRENT ASSETS:

   Cash..............................................................................      $    5,835    $       6,682
   Accounts receivable, less allowance for doubtful accounts of $1,117 and $1,156
        at June 30, 2004 and December 31, 2003, respectively.........................          26,706           25,107
   Inventories, net..................................................................          27,695           23,829
   Other current assets..............................................................           2,205            2,505
                                                                                           ----------    -------------
         Total current assets........................................................          62,441           58,123

PROPERTY, PLANT AND EQUIPMENT, net...................................................          38,725           37,477

GOODWILL                                                                                       39,912           41,410
DEFERRED FINANCING AND OTHER COSTS, net of accumulated amortization of $5,724
and $5,188 at June 30, 2004 and December 31, 2003, respectively .....................           5,903            6,457
OTHER ASSETS                                                                                    1,118            1,243
                                                                                           ----------    -------------
         Total other assets..........................................................          46,933           49,110
                                                                                           ----------    -------------

             Total assets............................................................      $  148,099    $     144,710
                                                                                           ==========    =============

                 See notes to condensed consolidated statements

                  HUDSON RESPIRATORY CARE INC. AND SUBSIDIARIES
              (A MAJORITY-OWNED SUBSIDIARY OF RIVER HOLDING CORP.)

           UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

                (amounts in thousands, except per share amounts)

                                                                                           JUNE 30,       DECEMBER 31,
                                                                                            2004              2003
                                                                                         ------------    --------------
CURRENT LIABILITIES:
  Current portion of bank notes payable............................................      $      8,979     $       9,178
  Accounts payable.................................................................             8,707             9,175
  Accrued liabilities..............................................................            18,435            16,973
                                                                                         ------------     -------------
  Total current liabilities........................................................            36,121            35,326

INTEREST PAYABLE TO AFFILIATES.....................................................            12,572             9,760

NOTES PAYABLE TO AFFILIATES........................................................            39,317            39,317

BANK NOTES PAYABLE, net of current portion.........................................            56,849            54,377

SENIOR SUBORDINATED NOTES PAYABLE..................................................           115,000           115,000

MANDATORILY REDEEMABLE PREFERRED STOCK, $0.01 par value; 2,990 shares authorized; 588 and 556 shares issued and outstanding at June 30, 2004
      and December 31, 2003; liquidation preference, $60,224.......................            58,382            55,147
  Accrued preferred stock dividend, payable in kind................................             1,409             1,333
                                                                                         ------------     -------------
                                                                                               59,791            56,480

OTHER NON-CURRENT LIABILITIES......................................................             2,199             2,365
                                                                                         ------------     -------------

    Total liabilities..............................................................           321,849           312,625

COMMITMENTS AND CONTINGENCIES (Note 4)

STOCKHOLDERS' DEFICIT:
  Junior preferred stock, $0.01 par value; 10 shares authorized; 3 shares
      outstanding at June 30, 2004 and December 31, 2003...........................             4,197             3,960
  Common stock, $0.01 par value; 42,000 shares authorized; 10,654 issued and
      outstanding at June 30, 2004 and December 31, 2003...........................            98,258            98,258
  Additional paid in capital.......................................................               881               881
  Cumulative translation adjustment................................................             5,845             6,848
  Accumulated deficit..............................................................          (282,931)         (277,862)
                                                                                         ------------     -------------
    Total stockholders' deficit....................................................          (173,750)         (167,915)
                                                                                         ------------     -------------
             Total liabilities and stockholders' deficit...........................      $    148,099     $     144,710
                                                                                         ============     =============

                 See notes to condensed consolidated statements

                  HUDSON RESPIRATORY CARE INC. AND SUBSIDIARIES
              (A MAJORITY-OWNED SUBSIDIARY OF RIVER HOLDING CORP.)

            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                             (amounts in thousands)

                                                                   THREE MONTHS ENDED       SIX MONTHS ENDED
                                                                 ----------------------  ------------------------
                                                                  JUNE 30,     JUNE 30,    JUNE 30,     JUNE 30,
                                                                   2004         2003        2004          2003
                                                                 ----------   ---------  -----------   ----------
NET SALES......................................................  $   47,418   $  45,268  $    97,601   $   91,147
COST OF SALES..................................................      26,221      25,223       52,451       51,253
                                                                 ----------   ---------  -----------   ----------
    Gross Profit...............................................      21,197      20,045       45,150       39,894
OPERATING EXPENSES:
    Distribution, selling, general & administrative............      18,208      12,248       32,314       25,005
    Research and development...................................       1,120         720        1,979        1,360
                                                                 ----------   ---------  -----------   ----------
                                                                     19,328      12,968       34,293       26,365
                                                                 ----------   ---------  -----------   ----------
       Income from operations..................................       1,869       7,077       10,857       13,529

INTEREST EXPENSE AND OTHER, net................................       7,279       5,292       14,359       10,553
                                                                 ----------   ---------  -----------   ----------

       Net (loss) income before provision for income taxes.....      (5,410)      1,785       (3,502)       2,976

PROVISION FOR INCOME TAXES.....................................         658         647        1,332        1,328
                                                                 ----------   ---------  -----------   ----------

       Net (loss) income.......................................  $   (6,068)  $   1,138  $    (4,834)  $    1,648
                                                                 ==========   =========  ===========   ==========
OTHER COMPREHENSIVE INCOME (LOSS):
    Foreign currency translation (loss) gain...................         336       1,235       (1,003)       1,956
                                                                 ----------   ---------  -----------   ----------

    Comprehensive (loss) income................................  $   (5,732)  $   2,373  $    (5,837)  $    3,604
                                                                 ==========   =========  ===========   ==========

                 See notes to condensed consolidated statements

                 HUDSON RESPIRATORY CARE INC. AND SUBSIDIARIES
              (A MAJORITY-OWNED SUBSIDIARY OF RIVER HOLDING CORP.)

            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                             (amounts in thousands)

                                                                                                SIX MONTHS ENDED
                                                                                            ------------------------
                                                                                              JUNE 30,      JUNE 30,
                                                                                                2004          2003
                                                                                            ----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net (loss) income................................................................       $   (4,834)  $      1,648
    Adjustments to reconcile net (loss) income to net cash provided by operating activities-
          Depreciation and amortization..............................................            5,020          4,902
          Amortization of deferred financing costs...................................              536            931
          Accrued mandatorily redeemable preferred stock dividends, payable in-kind..            3,311             --
          Interest payable to affiliates.............................................            2,813          2,651
          Provision for bad debts....................................................              (19)           239
          Loss (gain) on disposal of property, plant and equipment...................              (11)             2
    Changes in operating assets and liabilities:
          Accounts receivable........................................................           (1,857)         1,295
          Inventories................................................................           (4,038)        (1,051)
          Other current assets.......................................................              267           (226)
          Other assets...............................................................               34            (29)
          Accounts payable...........................................................             (400)          (947)
          Accrued liabilities........................................................            1,601         (1,506)
          Other non-current liabilities..............................................               30             29
                                                                                            ----------   ------------
             Net cash provided by operating activities...............................            2,453          7,938

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchases of property, plant and equipment.......................................           (6,333)        (3,533)
    Proceeds from sales of property, plant and equipment.............................                2             18
                                                                                            ----------   ------------
             Net cash used in investing activities...................................           (6,331)        (3,515)

CASH FLOWS FROM FINANCING ACTIVITIES:
    Repayment of bank notes payable..................................................               --        (14,771)
    Proceeds from bank borrowings....................................................            2,743          7,486
    Payment of capital lease obligations.............................................              (28)           (26)
                                                                                            ----------   ------------
             Net cash provided by (used in) financing activities.....................            2,715         (7,311)

Effect of exchange rate changes on cash..............................................              316           (933)
                                                                                            ----------   ------------

NET DECREASE IN CASH.................................................................             (847)        (3,821)

CASH, beginning of period............................................................            6,682          6,425
                                                                                            ----------   ------------

CASH, end of period..................................................................       $    5,835   $      2,604
                                                                                            ==========   ============

                 See notes to condensed consolidated statements

                                                                                                SIX MONTHS ENDED
                                                                                            -----------------------
                                                                                              JUNE 30,    JUNE 30,
                                                                                                2004        2003
                                                                                            ----------   ----------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
    Cash paid during the period for:

       Interest......................................................................       $    7,611    $   7,387
                                                                                            ==========    =========

       Income taxes (primarily foreign)..............................................       $    1,090    $   1,354
                                                                                            ==========    =========
NON-CASH FINANCING ACTIVITIES:

    Preferred dividends accrued or paid-in-kind......................................       $      237    $   3,141
                                                                                            ==========    =========

                 See notes to condensed consolidated statements

                  HUDSON RESPIRATORY CARE INC. AND SUBSIDIARIES
              (A MAJORITY-OWNED SUBSIDIARY OF RIVER HOLDING CORP.)

         NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. Financial Statements. The condensed consolidated financial statements included herein have been prepared by the Company, without audit, and include all adjustments which are, in the opinion of management, necessary for a fair presentation of the financial position at June 30, 2004, the results of operations for the three and six month periods ended June 30, 2004 and June 30, 2003 and statements of cash flows for the six month periods ended June 30, 2004 and June 30, 2003 pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). All such adjustments are of a normal recurring nature. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. Although the Company believes that the disclosures in such financial statements are adequate to make the information presented not misleading, the accompanying unaudited condensed, consolidated financial statements should be read in conjunction with the Company's 2003 audited financial statements and the notes thereto included in its Form 10-K filed with the SEC. The results of operations for the three and six month period ended June 30, 2004 are not necessarily indicative of the results to be achieved for a full year.

      Significant Accounting Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      The significant estimates made in the preparation of the Company's consolidated financial statements relate to allowance for bad debts, rebate reserve, and inventory reserve.

      Stock Based Compensation

      The Company accounts for its stock-based compensation plans under the recognition and measurement principles of Accounting Principles Board Opinion ("APB") 25, "Accounting for Stock Issued to Employees," and related interpretations. The Company has adopted the disclosure provisions of Statement Financial Accounting Standards ("SFAS") 123, "Accounting for Stock-Based Compensation," as amended by SFAS 148, "Accounting for Stock-Based Compensation
- Transition and Disclosure - an amendment of FASB Statement No. 123." No stock-based employee compensation expense is recognized in net income for any of the periods presented. Had compensation expense for the Company's stock-based compensation awards been recognized based on the fair value recognition provisions of SFAS 123, the Company's net income would have been adjusted to the pro forma amounts indicated below (amounts in thousands):

                                                         SIX MONTHS ENDED JUNE 30,
                                                        --------------------------
                                                           2004           2003
                                                        ----------     ----------
Net (loss) income, as reported.....................     $   (4,834)    $    1,648
Deduct: Total stock-based employee compensation
    expense determined under the fair value based
    method for all awards..........................             67             10
                                                        ----------     ----------

Pro forma net (loss) income........................     $   (4,901)    $    1,638
                                                        ==========     ==========

      Under the fair-value method, compensation expense is measured at the grant date based on the fair value of the award using an option-pricing model. Compensation expense is recognized on a straight-line basis over the vesting period. The fair value of employee stock options was estimated using the Black-Scholes option-pricing model with the following weighted-average assumptions used for grants in 2003 and 2002: risk-free interest rates of 2.00% and 2.83%, respectively; dividend yield of 0% for all years; expected lives of three years and four years, respectively, and volatility of 50% for both years.

      Reclassifications

      Certain amounts from prior periods have been reclassified to conform to the current period presentation.

2. Inventories. Inventories consisted of the following (amounts in thousands):

                                                                                         JUNE 30,        DECEMBER 31,
                                                                                          2004               2003
                                                                                     -------------       ------------
Raw materials...................................................................     $       5,062       $     4,558
Work-in-process.................................................................             5,404             4,955
Finished goods..................................................................            17,229            14,316
                                                                                     -------------       -----------
                                                                                     $      27,695       $    23,829
                                                                                     -------------       -----------

3. Geographic and Segment Information. The Company presents segment information externally based on how management uses financial data internally to make operating decisions and assess performance. The Company has two operating segments: guarantor, primarily the United States and non-guarantor, primarily international. The non-guarantor subsidiaries consist principally of Hudson AB and subsidiaries (whose operations are principally international). Under SFAS 131, "Disclosures about Segments of an Enterprise and Related Information," the Company's operating segments are the same as its reporting segments.

      The Company sells respiratory care and anesthesia products to distributors and medical facilities throughout the United States and internationally. Operating results of the Company's various product groups have been aggregated because of their common characteristics and their reliance on shared operating functions. The Company operates primarily in the United States and in Europe.

      The Company's sales and percentage of sales by geographic region for the three and six months ending June 30, 2004 and 2003 are as follows (amounts in thousands):

                                                                         THREE MONTHS ENDED
                                                            ------------------------------------------
                                                               JUNE 30, 2004          JUNE 30, 2003
                                                            -------------------    -------------------
United States............................................   $  31,140     65.8%    $  32,293     71.3%
Europe...................................................       9,544     20.1         8,024     17.7
Pacific Rim (Japan, Southeast Asia, Australia/New
   Zealand)..............................................       3,864      8.1         3,096      6.8
Canada...................................................         678                    738      1.6
                                                                           1.4
Other international......................................       2,192      4.6         1,117      2.5
                                                            ---------    -----     ---------    -----
                                                            $  47,418    100.0%    $  45,268    100.0%
                                                            =========    =====     =========    =====

                                                                          SIX MONTHS ENDED
                                                            --------------------------------------------
                                                              JUNE 30, 2004             JUNE 30, 2003
                                                            --------------------   ----------------------
United States............................................   $  65,594       67.2%  $  65,867        72.3%
Europe...................................................      19,368       19.8      15,067        16.5
Pacific Rim (Japan, Southeast Asia, Australia/New
   Zealand)..............................................       7,004        7.2       6,436         7.1
Canada...................................................       1,472        1.5       1,302         1.4
Other international......................................       4,163        4.3       2,475         2.7
                                                            ---------      -----   ---------       -----
                                                            $  97,601      100.0%  $  91,147       100.0%
                                                            =========      =====   =========       =====


      The Company's sales and percentage of sales by product group for the three and six months ending June 30, 2004, and 2003 are as follows (amounts in thousands):

                                                                        THREE MONTHS ENDED
                                                            ------------------------------------------
                                                               JUNE 30, 2004          JUNE 30, 2003
                                                            -------------------    -------------------
Oxygen Therapy..........................................    $  13,571     28.7%    $  13,332     29.5%
Airway Management.......................................        9,154     19.3         9,268     20.5
Humidification..........................................       11,732     24.7        10,928     24.1
Aerosol Therapy.........................................       12,961     27.3        11,740     25.9
                                                            ---------    -----     ---------    ------
                                                            $  47,418    100.0%    $  45,268    100.0%
                                                            =========    =====     =========    =====

                                                                          SIX MONTHS ENDED
                                                            ------------------------------------------
                                                               JUNE 30, 2004          JUNE 30, 2003
                                                            -------------------    -------------------
Oxygen Therapy..........................................    $  28,466     29.1%    $  26,595     29.2%
Airway Management.......................................       21,140     21.7        19,405     21.3
Humidification..........................................       23,197     23.8        21,605     23.7
Aerosol Therapy.........................................       24,798     25.4        23,542     25.8
                                                            ---------    -----     ---------    -----
                                                            $  97,601    100.0%    $  91,147    100.0%
                                                            =========    =====     =========    ======

The Company is the 100% owner of certain subsidiaries that do not guarantee the Company's senior subordinated notes and certain bank debt. The following tables disclose required consolidating financial information for guarantor and non-guarantor subsidiaries (amounts in thousands):

                  HUDSON RESPIRATORY CARE INC. AND SUBSIDIARIES
                    GUARANTOR AND NON-GUARANTOR SUBSIDIARIES
                 UNAUDITED CONDENSED CONSOLIDATING BALANCE SHEET

                                                                                      JUNE 30, 2004
                                                                 -------------------------------------------------------------
                                                                                   NON-
                                                                   GUARANTOR     GUARANTOR     ELIMINATIONS          TOTAL
                                                                 -------------  ----------     ------------      -------------
                                                            ASSETS
CURRENT ASSETS:
    Cash..................................................       $       3,798  $    2,037      $        --      $       5,835
    Accounts receivable...................................              18,028       8,678               --             26,706
    Intercompany receivables, net.........................                  --         425             (425)                --
    Inventories...........................................              23,808       4,939           (1,052)            27,695
    Other current assets..................................               1,322         883               --              2,205
                                                                 -------------  ----------      -----------      -------------
       Total current assets...............................              46,956      16,962           (1,477)            62,441

PROPERTY, PLANT
    AND EQUIPMENT, NET....................................              36,649       2,076               --             38,725

GOODWILL..................................................                  --      39,912               --             39,912
DEFERRED FINANCING COSTS, net.............................               5,903          --               --              5,903
INVESTMENT IN NON-GUARANTOR SUBSIDIARIES, at cost.........              28,636       4,000          (32,636)                --
OTHER ASSETS..............................................               1,094          24               --              1,118
                                                                 -------------  ----------      -----------      -------------
       Total other assets.................................              35,633      43,936          (32,636)            46,933
                                                                 -------------  ----------      -----------      -------------
                                                                 $     119,238  $   62,974      $   (34,113)     $     148,099
                                                                 =============  ==========      ===========      =============

                                        LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
    Current portion of bank notes payable.................       $       3,680  $    5,299      $        --      $       8,979
    Accounts payable......................................               7,188       1,519               --              8,707
    Intercompany payables, net............................                 425          --             (425)                --
    Accrued liabilities...................................              14,704       3,731               --             18,435
                                                                 -------------  ----------      -----------      -------------
       Total current liabilities..........................              25,997      10,549             (425)            36,121

INTEREST PAYABLE TO AFFILIATES............................               8,547       4,025               --             12,572
NOTES PAYABLE TO AFFILIATES...............................              26,951      12,366               --             39,317
BANK NOTES PAYABLE, net of current portion................              52,257       4,592               --             56,849
SENIOR SUBORDINATED NOTES PAYABLE.........................             115,000          --               --            115,000
MANDATORILY REDEEMABLE PREFERRED STOCK                                  59,791          --               --             59,791
OTHER NON-CURRENT LIABILITIES.............................                 111       2,088               --              2,199
                                                                 -------------  ----------      -----------      -------------
       Total liabilities..................................             288,654      33,620             (425)           321,849

STOCKHOLDERS' EQUITY (DEFICIT)............................            (169,416)     29,354          (33,688)          (173,750)
                                                                 -------------  ----------      -----------      -------------

                                                                 $     119,238  $   62,974      $   (34,113)     $     148,099
                                                                 =============  ==========      ===========      =============

                  HUDSON RESPIRATORY CARE INC. AND SUBSIDIARIES
                    GUARANTOR AND NON-GUARANTOR SUBSIDIARIES
                 UNAUDITED CONDENSED CONSOLIDATING BALANCE SHEET

                                                                                         DECEMBER 31, 2003
                                                                 -------------------------------------------------------------
                                                                                   NON-
                                                                   GUARANTOR     GUARANTOR     ELIMINATIONS          TOTAL
                                                                 -------------  ----------     ------------      -------------
                                                            ASSETS
CURRENT ASSETS:
    Cash.....................................................    $       3,690  $    2,992      $        --      $       6,682
    Accounts receivable......................................           17,938       7,169               --             25,107
    Intercompany receivables, net............................               --       1,694           (1,694)                --
    Inventories..............................................           20,419       4,605           (1,195)            23,829
    Other current assets.....................................            1,587         918               --              2,505
                                                                 -------------  ----------      -----------      -------------
       Total current assets..................................           43,634      17,378           (2,889)            58,123

PROPERTY, PLANT
    AND EQUIPMENT, NET.......................................           35,480       1,997               --             37,477

GOODWILL.....................................................               --      41,410               --             41,410
DEFERRED FINANCING COSTS, net................................            6,457          --               --              6,457
INVESTMENT IN NON-GUARANTOR SUBSIDIARIES, at cost............           28,636       4,000          (32,636)                --
OTHER ASSETS.................................................            1,216          27               --              1,243
                                                                 -------------  ----------      -----------      -------------
       Total other assets....................................           36,309      45,437          (32,636)            49,110
                                                                 -------------  ----------      -----------      -------------

                                                                 $     115,423  $   64,812      $   (35,525)     $     144,710
                                                                 =============  ==========      ===========      =============

                                        LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
    Current portion of bank notes payable....................    $       3,680  $    5,498      $        --      $       9,178
    Accounts payable.........................................            7,170       2,005               --              9,175
    Intercompany payables, net...............................            1,694          --           (1,694)                --
    Accrued liabilities......................................           13,459       3,514               --             16,973
                                                                 -------------  ----------      -----------      -------------
       Total current liabilities.............................           26,003      11,017           (1,694)            35,326

INTEREST PAYABLE TO AFFILIATES...............................            6,720       3,040               --              9,760
NOTES PAYABLE TO AFFILIATES..................................           26,951      12,366               --             39,317
BANK NOTES PAYABLE, net of current portion...................           46,552       7,825               --             54,377
SENIOR SUBORDINATED NOTES PAYABLE............................          115,000          --               --            115,000
MANDATORILY REDEEMABLE PREFERRED STOCK.......................           56,480          --               --             56,480
OTHER NON-CURRENT LIABILITIES................................              229       2,136               --              2,365
                                                                 -------------  ----------      -----------      -------------
       Total liabilities.....................................          277,935      36,384           (1,694)           312,625

STOCKHOLDERS' EQUITY (DEFICIT)...............................         (162,512)     28,428          (33,831)          (167,915)
                                                                 -------------  ----------      -----------      -------------
                                                                 $     115,423  $   64,812      $   (35,525)     $     144,710
                                                                 =============  ==========      ===========      =============

                  HUDSON RESPIRATORY CARE INC. AND SUBSIDIARIES
                    GUARANTOR AND NON-GUARANTOR SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

                                                                                 THREE MONTHS ENDED JUNE 30, 2004
                                                                 -------------------------------------------------------------
                                                                                   NON-
                                                                   GUARANTOR     GUARANTOR     ELIMINATIONS          TOTAL
                                                                 -------------  ----------     ------------      -------------
NET SALES....................................................    $      39,754  $   12,420      $    (4,756)     $      47,418
COST OF SALES................................................           25,453       5,776           (5,008)            26,221
                                                                 -------------  ----------      -----------      -------------
    Gross Profit.............................................           14,301       6,644              252             21,197
OPERATING EXPENSES:
    Distribution, selling, general and administrative........           14,225       3,983               --             18,208
    Research and development.................................              756         364               --              1,120
                                                                 -------------  ----------      -----------      -------------
                                                                        14,981       4,347               --             19,328
                                                                 -------------  ----------      -----------      -------------
    (Loss) income from operations............................             (680)      2,297              252              1,869

INTEREST EXPENSE AND OTHER, net:                                         6,411         868                               7,279
                                                                 -------------  ----------      -----------      -------------

    (Loss) income before provision for income taxes..........           (7,091)      1,429              252             (5,410)
PROVISION FOR INCOME TAXES...................................               21         637               --                658
                                                                 -------------  ----------      -----------      -------------

Net (loss) income............................................    $      (7,112) $      792      $       252      $      (6,068)
                                                                 =============  ==========      ===========      =============

                                                                                 THREE MONTHS ENDED JUNE 30, 2003
                                                                 -------------------------------------------------------------
                                                                                   NON-
                                                                   GUARANTOR     GUARANTOR     ELIMINATIONS          TOTAL
                                                                 -------------  ----------     ------------      -------------
NET SALES....................................................    $      39,751  $   11,411      $    (5,894)     $      45,268
COST OF SALES................................................           25,191       5,484           (5,452)            25,223
                                                                 -------------  ----------      -----------      -------------
    Gross Profit.............................................           14,560       5,927             (442)            20,045
OPERATING EXPENSES:
    Distribution, selling, general and administrative........            8,743       3,505               --             12,248
    Research and development.................................              389         331               --                720
                                                                 -------------  ----------      -----------      -------------
                                                                         9,132       3,836               --             12,968
                                                                 -------------  ----------      -----------      -------------
    Income from operations...................................            5,428       2,091             (442)             7,077

INTEREST EXPENSE AND OTHER, net:                                         4,685         607                               5,292
                                                                 -------------  ----------      -----------      -------------

    Income (loss) before provision for income taxes..........              743       1,484             (442)             1,785
PROVISION FOR INCOME TAXES...................................               62         585               --                647
                                                                 -------------  ----------      -----------      -------------

Net income (loss)............................................    $         681  $      899      $      (442)     $       1,138
                                                                 =============  ==========      ===========      =============

                  HUDSON RESPIRATORY CARE INC. AND SUBSIDIARIES
                    GUARANTOR AND NON-GUARANTOR SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

                                                                                  SIX MONTHS ENDED JUNE 30, 2004
                                                                 -------------------------------------------------------------
                                                                                   NON-
                                                                   GUARANTOR     GUARANTOR     ELIMINATIONS          TOTAL
                                                                 -------------  ----------     ------------      -------------
NET SALES....................................................    $      82,268  $   24,819      $    (9,486)     $      97,601
COST OF SALES................................................           50,742      11,338           (9,629)            52,451
                                                                 -------------  ----------      -----------      -------------
    Gross Profit.............................................           31,526      13,481              143             45,150
OPERATING EXPENSES:
    Distribution, selling, general and administrative........           24,384       7,930               --             32,314
    Research and development.................................            1,292         687               --              1,979
                                                                 -------------  ----------      -----------      -------------
                                                                        25,676       8,617               --             34,293
                                                                 -------------  ----------      -----------      -------------
    Income from operations...................................            5,850       4,864              143             10,857

INTEREST EXPENSE AND OTHER, net:                                        12,706       1,653                              14,359
                                                                 -------------  ----------      -----------      -------------

    Income before provision for income taxes.................           (6,856)      3,211              143             (3,502)
PROVISION FOR INCOME TAXES...................................              (11)      1,343               --              1,332
                                                                 -------------  ----------      -----------      -------------

Net (loss) income............................................    $      (6,845) $    1,868      $       143      $      (4,834)
                                                                 =============  ==========      ===========      =============

                                                                                  SIX MONTHS ENDED JUNE 30, 2003
                                                                 -------------------------------------------------------------
                                                                                   NON-
                                                                   GUARANTOR     GUARANTOR     ELIMINATIONS          TOTAL
                                                                 -------------  ----------     ------------      -------------
NET SALES....................................................    $      80,071  $   21,420      $   (10,344)     $      91,147
COST OF SALES................................................           50,731      10,376           (9,854)            51,253
                                                                 -------------  ----------      -----------      -------------
    Gross Profit.............................................           29,340      11,044             (490)            39,894
OPERATING EXPENSES:
    Distribution, selling, general and administrative........           18,487       6,518               --             25,005
    Research and development.................................              747         613               --              1,360
                                                                 -------------  ----------      -----------      -------------
                                                                        19,234       7,131               --             26,365
                                                                 -------------  ----------      -----------      -------------
    Income from operations...................................           10,106       3,913             (490)            13,529

INTEREST EXPENSE AND OTHER, net:                                         9,290       1,263                              10,553
                                                                 -------------  ----------      -----------      -------------

    Income (loss) before provision for income taxes..........              816       2,650             (490)             2,976
PROVISION FOR INCOME TAXES...................................              227       1,101               --              1,328
                                                                 -------------  ----------      -----------      -------------

Net income(loss).............................................    $         589  $    1,549      $      (490)     $       1,648
                                                                 =============  ==========      ===========      =============

                  HUDSON RESPIRATORY CARE INC. AND SUBSIDIARIES
                    GUARANTOR AND NON-GUARANTOR SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

                                                                      SIX MONTHS ENDED JUNE 30, 2004
                                                                 ------------------------------------------
                                                                                  NON-
                                                                   GUARANTOR    GUARANTOR         TOTAL
                                                                 -------------  ----------     ------------
Net cash provided by operating activities...................     $         221  $    2,232     $      2,453
Net cash used in investing activities.......................            (5,749)       (582)          (6,331)
Net cash used provided by (used in) financing activities....             5,695      (2,980)           2,715
Effect of exchange rate changes on cash.....................               (59)        375              316
                                                                 -------------  ----------     ------------
NET INCREASE (DECREASE) IN CASH.............................               108        (955)            (847)
CASH, beginning of period...................................             3,690       2,992            6,682
                                                                 -------------  ----------     ------------

CASH, end of period.........................................     $       3,798  $    2,037     $      5,835
                                                                 =============  ==========     ============

                                                                      SIX MONTHS ENDED JUNE 30, 2003
                                                                 ------------------------------------------
                                                                                   NON-
                                                                   GUARANTOR     GUARANTOR        TOTAL
                                                                 -------------  ----------     ------------
Net cash provided by operating activities...................     $       5,448  $    2,490     $      7,938
Net cash used in investing activities.......................            (2,602)       (913)          (3,515)
Net cash used in financing activities.......................            (5,576)     (1,735)          (7,311)
Effect of exchange rate changes on cash.....................               (51)       (882)            (933)
                                                                 -------------  ----------     ------------
NET DECREASE IN CASH........................................            (2,781)     (1,040)          (3,821)
CASH, beginning of period...................................             3,568       2,857            6,425
                                                                 -------------  ----------     ------------

CASH, end of period.........................................     $         787  $    1,817     $      2,604
                                                                 =============  ==========     ============

4. Commitments and Contingencies. The Company is not a party to any material lawsuits or other proceedings. While the result of the Company's other existing lawsuits and proceedings cannot be predicted with certainty, management does not expect that the ultimate resolution of these matters will have a material adverse effect on the financial position or results of operations of the Company.

      Self Insurance. The Company self-insures the majority of its medical benefit programs and workers' compensation whereby the Company directly assumes the liability for employee medical and dental claims presented, subject to per-claim and aggregate maximums. Reserves for medical claim losses (including retiree benefits) totaling approximately $0.8 million and $1.1 million at June 30, 2004 and December 31, 2003, respectively, were established based upon estimated obligations and are included in accrued liabilities in the accompanying unaudited condensed consolidated balance sheets. The Company maintains excess coverage on an aggregate claim basis. Additionally, the Company is self-insured for workers' compensation. Reserves for workers' compensation claim losses totaling approximately $2.3 million and $0.8 million at June 30, 2004 and December 31, 2003, respectively, were established based upon estimated obligations and are included in accrued liabilities in the accompanying unaudited condensed consolidated balance sheets. The Company maintains excess coverage on an individual and aggregate claim basis. A third-party administrator processes all employee medical claims and requires the Company to collateralize a portion of its potential payment liability through the use of standby letters of credit. The standby letters of credit are issued for one-year periods with automatic annual extensions until such time the third-party administrator determines all outstanding claims for the policy period have been paid. As of June 30, 2004, the Company had issued three such standby letters of credit totaling approximately $1.6 million.

5. Bank Notes Payable. Total borrowings as of June 30, 2004 were $65.8 million, which consisted of $25.9 million under the Revolving A Facility, $30.0 million under the Term B Facility and $9.9 million under the HRCI AB Facility. As of June 30, 2004, $3.5 million was available for borrowing. As of June 30, 2004, the fair value of the bank notes payable approximated the face value.

      At June 30, 2004, the Company was in compliance with all provisions of its debt securities.

6. Mandatorily Redeemable Preferred Stock. At June 30, 2004, the redemption amount was $60.2 million, of which $58.4 million relates to issued shares and $1.8 million to accrued but not issued shares. The maximum amount the Company will pay on April 15, 2010, the mandatory redemption date, will be $115.0 million and will be accreted at a rate per annum of 11-1/2% with dividends being paid in kind and not in cash.

7. Subsequent event. On July 6, 2004 Teleflex Incorporated completed the acquisition of all of the issued and outstanding capital stock of Hudson Respiratory Care Inc. As a result of this transaction, the Company incurred $23.8 million of costs for bonus and option obligations, broker fees and insurance costs at closing.